UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2020
GENMARK DIAGNOSTICS, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-34753	27-2053069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5964 La Place Court Carlsbad, California
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (760) 448-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GNMK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following disclosure is provided pursuant to subsection (e) of Item 5.02 of Form 8-K.

On January 9, 2020, GenMark Diagnostics, Inc. (the “Company”) notified James B. McNally, the Company’s Senior Vice President of Marketing and Business Development, that his employment with the Company would cease, effective January 10, 2020 (the “Separation Date”). On January 14, 2020 (the “Effective Date”), the Company and Mr. McNally entered into a Separation Agreement and General Release (the “Separation Agreement”), pursuant to which Mr. McNally is entitled to receive the following benefits:

•	a gross lump sum payment equal to six (6) months of Mr. McNally’s base salary rate in effect as of the Separation Date, payable within ten (10) business days of the Effective Date;

•
an amount equal to: (x) Mr. McNally’s target bonus percentage under the Company’s 2019 Bonus Plan (i.e., 50% of Mr. McNally’s base salary as of the Separation Date), multiplied by (y) the percentage achievement of the Company-level performance targets under the Company’s 2019 Bonus Plan as approved by the Company’s Board of Directors (and without modification upward or downward based on individual performance), payable on the date the Company pays bonus awards to Company employees in accordance with the 2019 Bonus Plan;

•	an aggregate of 35,702 restricted sock units held by Mr. McNally as of the Separation Date will vest and be issued to Mr. McNally within ten (10) business days of the Effective Date; and

•	if Mr. McNally elects to continue and remains eligible for COBRA benefits pursuant the Company’s Executive Severance Plan, the Company will pay for COBRA coverage for a period of six (6) months.

Pursuant to the terms of the Separation Agreement, Mr. McNally has provided the Company with a general release of all claims.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date:	January 17, 2020	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary